EXHIBIT 10.1


                                FOURTH AMENDMENT
                     TO ADDITIONAL SENIOR SECURITY AGREEMENT


           FOURTH AMENDMENT, dated September 30, 2004 (the "Amendment"), to the Additional Senior Security Agreement referred to below, by and among (i) GENERAL DATACOMM INDUSTRIES, INC., a Delaware corporation, GENERAL DATACOMM, INC., a Delaware corporation ("GDC"), DATACOMM LEASING CORPORATION, a Delaware corporation, GDC HOLDING COMPANY, LLC, a Delaware limited liability company, GDC NAUGATUCK, INC., a Delaware corporation, GDC FEDERAL SYSTEMS, INC., a Delaware corporation, GDC REALTY, INC., a Texas corporation (each, a "Borrower" and collectively, the "Debtors") and Howard S. Modlin ("Modlin") --------- ------- and John L. Segall (together with their successors and assigns the "Secured Party")

           WHEREAS, the Debtors are obligated to repay certain indebtedness owing to Ableco Finance LLC as Agent and the Lenders under that certain Loan and Security Agreement dated as of August 20, 2002 (as amended, supplemented and otherwise modified from time to time, the " Senior Loan Agreement");

           WHEREAS, GDC and the other Debtors have requested that Modlin as a Secured Party loan GDC an additional $250,000 which shall be used to pay and replace $250,000 of the obligations owed to the Lenders under the Senior Loan Agreement, subject to (i) the execution and delivery of this Amendment by the Debtors, and (ii) the other terms and conditions set forth in this Amendment;

           NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

     1. Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Additional Senior Security Agreement dated December 30, 2003 between the Debtors and the Secured Party ( the "Security Agreement").


     2. Replacement Loans. In consideration of the principal amount of $250,000 to be loaned September 30, 2004 by Modlin as a Secured Party to GDC reflected by a note of $250,000, plus the issuance of a warrant to Modlin in connection therewith, GDC covenants and agrees such funds shall be used to pay and replace Indebtedness of a like amount owed to the Lenders under the Senior Loan Agreement onOctober1, 2004 and shall be Replacement Debt as defined in the Subordinated Security Agreement dated September 15, 2003 between the Debtors and HSBC Bank USA as Trustee and as provided in the Indenture dated September 15, 2003 between General DataComm Industries, Inc. and HSBC Bank USA.

     3. Indebtedness Secured. Paragraph 3 of the Security Agreement is amended to read in its entirety as follows: " Indebtedness Secured. The Security Interest granted by Debtors secures payment of any and all indebtedness of Parent and its subsidiaries incurred under the promissory notes payable to Secured Party dated December 30, 2003 in the original aggregate principal amount of $600,000, the promissory notes payable to Secured Party dated March 1, 2004 in the original aggregate principal amount of $250,000, the promissory notes payable to Secured Party dated April 1, 2004 in the aggregate principal amount of $250,000, the promissory note payable to Modlin as a Secured Party dated June 30, 2004 in the original

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principal amount of $250,000, the promissory note payable to Modlin as a Secured
Party dated September 30, 2004 in the original principal amount of $250,000, and which notes total $1,600,000 (the "Notes") whether or not any such indebtedness is now existing or hereafter incurred, of every kind and character, direct or indirect, and whether any such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation, any sums advanced by Secured Party for taxes, assessments, insurance and other charges and expenses as hereinafter provided, and all amounts owed under any modifications, renewals or extensions of any of the foregoing obligations (collectively, the "Indebtedness")."

     4.    Miscellaneous.
           -------------

           (a) Continued Effectiveness of Security Agreement. Except as otherwise expressly provided herein, the Security Agreement shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not constitute an amendment of any other provision of the Security Agreement.

           (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

           (c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

           (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                 Borrowers:
                                 ---------

                                 GENERAL DATACOMM INDUSTRIES, INC.,
                                 a Delaware corporation


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------


                                 GENERAL DATACOMM, INC.,
                                 a Delaware corporation


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------

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

                                 DATACOMM LEASING CORPORATION,
                                 a Delaware corporation


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------


                                 GDC HOLDING COMPANY, LLC,
                                 a Delaware limited liability company


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------


                                 GDC FEDERAL SYSTEMS, INC.,
                                 a Delaware corporation


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------


                                 GDC NAUGATUCK, INC.,
                                 a Delaware corporation


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------


                                 GDC REALTY, INC.,
                                 a Texas corporation


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------


                                 Secured Party:
                                 -------------


                                 /s/ HOWARD S. MODLIN
                                 -----------------------------------------------
                                 Howard S. Modlin


                                 /s/ JOHN L. SEGALL
                                 -----------------------------------------------
                                 John L. Segall

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